Exhibit 99.7


MBNA MASTER CREDIT CARD TRUST 1994-1

KEY PERFORMANCE FACTORS
August 31, 1997

Scheduled Maturity                                                 9/15/99


Coupon                                                    5.7750%


Excess Protection Level
   3 Month Average  5.63%
      August, 1997  5.79%
      July, 1997  5.42%
      June, 1997  5.68%



Cash Yield                                              18.43%


Investor Charge Offs                                    4.67%


Base Rate                                               7.97%


Over 35 Day Delinquency                                 5.05%


Seller's Interest                                       17.77%


Total Payment Rate                                      10.45%


Total Principal Balance                                $6,060,189,069.48


Investor Participation Amount                          $750,000,000.00


Seller Participation Amount                            $1,076,855,736.20